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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):                July 29, 1999
                                                                (July 12, 1999)




                            FLOWERS INDUSTRIES, INC.
                            ------------------------



    Georgia                 1-9787                              58-0244940
    -------                 ------                              ----------
(State or Other          (Commission                        (I.R.S. Employer
Jurisdiction of          File Number)                       Identification No.)
Incorporation)






1919 Flowers Circle, P.O. Box 1338, Thomasville, GA           31757
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     (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (912) 226-9110


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Item 5.  Other Information

         The Registrant is filing herewith, a press release dated July 12, 1999 and a Second Amendment to $500,000,000 Amended and Restated Credit Agreement dated as of January 30, 1998, among Flowers Industries, Inc., certain Banks listed therein, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent and NationsBank, N.A., as Syndicating Agent.


Item 7.  Financial Statements and Exhibits

Exhibit 99.1 Press Release dated July 12, 1999.

Exhibit 99.2 Second Amendment to $500,000,000 Amended and Restated Credit
             Agreement dated as of January 30, 1998, among Flowers Industries, Inc., certain Banks listed therein, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent and NationsBank, N.A., as Syndicating Agent.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                          FLOWERS INDUSTRIES, INC.



                                          BY: /s/ Jimmy M. Woodward
                                              ---------------------
                                              Jimmy M. Woodward
                                              Vice President and Chief
                                              Administrative Officer
                                              Chief Accounting Officer



Date:  July 29, 1999